UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 15, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amendment to Restructuring Support Agreement

On October 20, 2016, Stone Energy Corporation (“Stone”) and certain of its subsidiaries (collectively, the “Company”) entered into a restructuring support agreement, as amended on November 4, 2016 and November 9, 2016 (the “RSA”), with certain (i) holders of the Company’s 1 3/4% Senior Convertible Notes due 2017 (the “Convertible Notes”) and (ii) holders of the Company’s 7 1/2% Senior Notes due 2022 (together with the Convertible Notes, the “Notes” and the holders thereof, the “Noteholders”), to support a restructuring on the terms of a pre-packaged plan of reorganization as described therein (the “Plan”). On November 15, 2016 the Company and the Noteholders entered into a third amendment to the RSA (the “Third RSA Amendment”) pursuant to which:

•	the Noteholders will have the option to terminate the RSA at any time that the Noteholders determine, in their sole discretion, that (i) changes to the Specified Employee Plans (as defined in the RSA) are not acceptable and (ii) certain changes to the Indemnification Provisions (as defined in the RSA) are not reasonably satisfactory; and

•	the requirement to commence solicitation to approve the Plan will be extended from November 15, 2016 to November 17, 2016.

The foregoing description of the Third RSA Amendment is qualified by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Although the Company intends to pursue the restructuring in accordance with the terms set forth in the RSA, as amended by the Third RSA Amendment, there can be no assurance that the Company will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA as amended by the Third RSA Amendment, on different terms or at all.

The information contained in the Third RSA Amendment and this Form 8-K are for informational purposes only and do not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor do they constitute a solicitation of consent from any persons with respect to the transactions contemplated hereby and thereby. While we expect the restructuring will take place in accordance with the Plan, there can be no assurance that the Company will be successful in completing a restructuring. Securityholders are urged to read the disclosure materials, including the disclosure statement, if and when they become available because they will contain important information regarding the restructuring.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Restructuring Support Agreement, dated November 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: November 16, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Third Amendment to Restructuring Support Agreement, dated November 15, 2016.